CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Statement of Comprehensive Income [Abstract]
NET INCOME	$ 171.3	$ 170.4	$ 170.1
Other comprehensive loss, net of tax
Change in pension and other postretirement defined benefit plans	(1.0)	2.4	0.7
Foreign currency translation adjustments	0.6	(16.6)	(12.0)
Total other comprehensive loss, net of tax	(0.4)	(14.2)	(11.3)
COMPREHENSIVE INCOME	$ 170.9	$ 156.2	$ 158.8